UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report: January 24, 2005

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Virginia Avenue

Fairmont, West Virginia 26554-2777

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 8 – Other Events

Item 8.01

The Monongahela Valley Bank, Inc., Fairmont, West Virginia filed their final 10-KSB with the Federal Deposit Insurance Corporation on March 16, 2004. The Monongahela Valley Bank, Inc., effective January 1, 2004, inquired by MVB Financial Corp. through the exchange of bank stock, that of MVB Financial Corp., on a one-for-one basis.

Attached to Section 9 below is a copy of the 10-KSB, mentioned above, so that this information may be contained in the Commission’s records.

Section 9 – Financial Statements & Exhibits

Item 9.01

The 10-KSB which was filed March 16, 2004 with the Federal Deposit Insurance Corp. by The Monongahela Valley Bank, Inc. as of December 31, 2003 is attached as Exhibit 99.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: January 24, 2005	MVB Financial Corp.

	By:	/s/ James R. Martin
James R. Martin
President & Chief Executive Officer

/s/ Eric L. Tichenor
Eric L. Tichenor
Chief Financial Officer

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